Exhibit 99.13

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS
Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$229,015,450.59
Number of Mortgage Loans	912
(1) Average Outstanding Principal Balance	$251,113.43	$54,600.00	$1,039,956.67
(1) Average Original Loan Balance	$251,126.12	$54,600.00	$1,040,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio	80.20%	37.97%	100.00%
(1) Weighted Average Loan Rate	6.520%	4.650%	9.650%
(1),(4) Weighted Average Gross Margin	5.623%	2.250%	9.400%
(1),(4),(5) Weighted Average Initial Periodic Cap	3.078%	1.000%	6.000%
(1),(4) Weighted Average Subsequent Periodic Cap	1.061%	1.000%	2.250%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate	6.428%	2.250%	9.650%
(1),(4) Weighted Average Maximum Interest Rate	12.513%	10.125%	16.650%
(1) Weighted Average Original Term to Maturity (months)	360	360	360
(1) Weighted Average Remaining Term to Stated Maturity (months	358	344	360
(1),(4),(5) Weighted Average Term to Roll (months)	26	3	116
(1),(3),(5) Weighted Average Credit Score	670	493	813

(1) Average or Weighted Average reflected in Total.
(2) 66.36% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3) 100.00% of the Mortgage Loans have Credit Scores.
(4) Adjustable Rate Mortgage Loans only.
(5) Non-zero Weighted Average and Minimum value.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	100.00%
	Balloon Payment	0.00%

Lien	First	100.00%
	Second	0.00%

Payment Type	Actuarial	0.00%
	Interest Only	100.00%
	Simple Interest	0.00%

Geographic Distribution	California	40.25%
	Florida	11.08%
	Nevada	10.70%
	Virginia	6.30%
	Arizona	5.59%

Largest Zip Code Concentration	89135	0.80%

FHA-VA Loans		0.00%

Seller Financed Loans		0.00%

Section 32 Loans		0.00%

Loans with Borrower PMI		0.00%

Loans with Lender PMI		0.00%

Loans with Prepayment Penalties		94.42%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$50,001 to $100,000	31	$2,523,807.38	1.10%
$100,001 to $150,000	134	17,190,305.56	7.51
$150,001 to $200,000	174	30,800,974.74	13.45
$200,001 to $250,000	182	40,834,181.24	17.83
$250,001 to $300,000	142	38,673,551.26	16.89
$300,001 to $350,000	104	33,892,108.48	14.80
$350,001 to $400,000	60	22,455,439.81	9.81
$400,001 to $450,000	32	13,597,423.46	5.94
$450,001 to $500,000	23	11,011,602.00	4.81
$500,001 to $550,000	10	5,252,350.00	2.29
$550,001 to $600,000	11	6,395,050.00	2.79
$600,001 to $650,000	4	2,500,199.99	1.09
$650,001 to $700,000	2	1,331,000.00	0.58
$700,001 to $750,000	1	722,500.00	0.32
$750,001 to $800,000	1	795,000.00	0.35
$1,000,001 or greater	1	1,039,956.67	0.45

Total:	912	$229,015,450.59	100.00%

FICO Scores

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
FICO Scores	Loans	Outstanding	Outstanding

481 to 500	1	$240,000.00	0.10%
521 to 540	13	3,451,250.00	1.51
541 to 560	20	4,804,503.34	2.10
561 to 580	26	6,063,843.93	2.65
581 to 600	43	10,978,968.57	4.79
601 to 620	60	14,717,440.52	6.43
621 to 640	115	29,046,522.85	12.68
641 to 660	126	30,940,856.88	13.51
661 to 680	136	31,931,514.41	13.94
681 to 700	101	25,609,848.33	11.18
701 to 720	84	21,425,441.69	9.36
721 to 740	81	22,317,531.50	9.74
741 to 760	56	14,616,375.44	6.38
761 to 780	32	8,909,156.15	3.89
781 to 800	14	3,264,016.99	1.43
801 to 820	4	698,179.99	0.30

Total:	912	$229,015,450.59	100.00%

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not

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Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Original Term to Maturity (months)	Loans	Outstanding	Outstanding

349 to 360	912	$229,015,450.59	100.00%

Total:	912	$229,015,450.59	100.00%

Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

337 to 348	1	$232,000.00	0.10%
349 to 360	911	228,783,450.59	99.90

Total:	912	$229,015,450.59	100.00%

Property Type

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Property Type	Loans	Outstanding	Outstanding

Single Family	619	$155,235,938.43	67.78%
PUD	192	50,086,490.95	21.87
Condominium	61	13,144,135.59	5.74
2-Family	21	5,696,046.73	2.49
3-Family	10	2,672,520.00	1.17
4-Family	8	1,993,418.89	0.87
Townhouse	1	186,900.00	0.08

Total:	912	$229,015,450.59	100.00%

Occupancy

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Occupancy	Loans	Outstanding	Outstanding

Primary	841	$214,150,112.53	93.51%
Investment	59	12,065,836.61	5.27
Second Home	12	2,799,501.45	1.22

Total:	912	$229,015,450.59	100.00%

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Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	572	$142,734,943.54	62.33%
Equity Refinance	326	83,080,995.53	36.28
Rate/Term Refinance	14	3,199,511.52	1.4

Total:	912	$229,015,450.59	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

4.501% to 5.000%	6	$2,027,804.17	0.89%
5.001% to 5.500%	39	10,759,122.21	4.70
5.501% to 6.000%	171	46,945,037.98	20.50
6.001% to 6.500%	241	62,483,907.63	27.28
6.501% to 7.000%	269	64,840,987.83	28.31
7.001% to 7.500%	108	24,953,448.12	10.90
7.501% to 8.000%	57	12,534,862.41	5.47
8.001% to 8.500%	14	3,455,189.24	1.51
8.501% to 9.000%	6	945,091.00	0.41
9.501% to 10.000%	1	70,000.00	0.03

Total:	912	$229,015,450.59	100.00%

Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

30.01% to 40.00%	3	$586,000.00	0.26%
40.01% to 50.00%	7	1,368,000.00	0.60
50.01% to 60.00%	16	3,062,721.56	1.34
60.01% to 70.00%	59	14,197,560.90	6.20
70.01% to 80.00%	653	162,708,487.08	71.05
80.01% to 90.00%	137	37,789,104.58	16.50
90.01% to 100.00%	37	9,303,576.47	4.06

Total:	912	$229,015,450.59	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	295	$92,173,784.72	40.25%
Florida	118	25,364,404.78	11.08
Nevada	99	24,511,826.85	10.70
Virginia	46	14,438,475.58	6.30
Arizona	67	12,808,291.20	5.59
Washington	37	7,790,269.93	3.40
Maryland	23	6,021,148.88	2.63
Oregon	28	5,642,994.09	2.46
New York	14	4,621,100.00	2.02
Colorado	21	4,126,150.17	1.80
Utah	19	3,860,337.96	1.69
Illinois	13	3,146,262.15	1.37
North Carolina	14	2,949,484.10	1.29
New Jersey	9	2,369,740.61	1.03
Georgia	10	1,784,496.48	0.78
Massachusetts	7	1,615,258.91	0.71
Rhode Island	8	1,587,900.00	0.69
Minnesota	8	1,565,899.98	0.68
Michigan	10	1,523,998.57	0.67
Ohio	8	1,505,761.09	0.66
Tennessee	6	1,122,959.72	0.49
Delaware	2	1,007,000.00	0.44
Pennsylvania	7	944,999.99	0.41
Idaho	7	845,427.29	0.37
Connecticut	4	804,953.35	0.35
District of Columbia	2	578,797.69	0.25
Hawaii	1	560,000.00	0.24
Alabama	4	532,285.00	0.23
South Carolina	4	497,820.99	0.22
Kentucky	3	436,699.33	0.19
Texas	4	355,190.00	0.16
Missouri	3	353,299.99	0.15
New Hampshire	1	265,280.00	0.12
Arkansas	2	253,480.00	0.11
Oklahoma	2	237,836.54	0.10
Wisconsin	1	218,500.00	0.10
Indiana	2	209,934.66	0.09
Maine	1	140,400.00	0.06
Mississippi	1	134,999.99	0.06
South Dakota	1	108,000.00	0.05

Total:	912	$229,015,450.59	100.00%

Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Stated Income	508	$133,093,258.06	58.12%
Full Documentation	356	83,966,082.99	36.66
No Documentation	24	5,315,687.73	2.32
Limited Documentation	14	3,400,072.31	1.48
Alternate Documentation	10	3,240,349.50	1.41

Total:	912	$229,015,450.59	100.00%

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Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	912	$229,015,450.59	100.00%

Total:	912	$229,015,450.59	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	13	$2,786,450.00	1.22%
12 months	75	20,161,322.49	8.80
24 months	560	144,125,840.26	62.93
25 months	1	344,000.00	0.15
30 months	2	434,899.99	0.19
36 months	186	44,606,586.45	19.48
60 months	17	3,774,449.97	1.65
No Prepayment Penalty	58	12,781,901.43	5.58

Total:	912	$229,015,450.59	100.00%

Gross Margins

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Gross Margins	Loans	Outstanding	Outstanding

2.001% to 2.500%	19	$3,983,473.88	1.77%
2.501% to 3.000%	45	9,497,588.00	4.22
3.001% to 3.500%	34	8,405,527.29	3.74
3.501% to 4.000%	10	2,121,300.00	0.94
4.001% to 4.500%	18	4,994,680.24	2.22
4.501% to 5.000%	73	21,033,827.99	9.36
5.001% to 5.500%	133	37,350,824.91	16.61
5.501% to 6.000%	183	48,019,329.71	21.36
6.001% to 6.500%	187	46,134,997.88	20.52
6.501% to 7.000%	125	28,435,511.60	12.65
7.001% to 7.500%	50	11,509,165.12	5.12
7.501% to 8.000%	12	2,803,543.91	1.25
8.001% to 8.500%	3	443,700.00	0.20
9.001% to 9.500%	1	70,000.00	0.03

Total:	893	$224,803,470.53	100.00%

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Initial Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Initial Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	6	$1,566,215.01	0.70%
2.000%	13	3,128,970.39	1.39
3.000%	833	210,328,437.89	93.56
5.000%	24	5,539,787.25	2.46
6.000%	17	4,240,059.99	1.89

Total:	893	$224,803,470.53	100.00%

Subsequent Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Subsequent Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	809	$204,672,808.99	91.05%
1.500%	56	13,006,923.86	5.79
2.000%	27	6,649,737.68	2.96
2.250%	1	474,000.00	0.21

Total:	893	$224,803,470.53	100.00%

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Maximum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Maximum Mortgage Rates	Loans	Outstanding	Outstanding

10.001% to 10.500%	6	$1,127,023.08	0.50%
10.501% to 11.000%	25	6,896,607.17	3.07
11.001% to 11.500%	63	16,982,559.01	7.55
11.501% to 12.000%	167	44,930,432.27	19.99
12.001% to 12.500%	202	52,376,454.49	23.30
12.501% to 13.000%	220	54,200,321.53	24.11
13.001% to 13.500%	97	23,278,166.39	10.35
13.501% to 14.000%	67	14,672,076.95	6.53
14.001% to 14.500%	17	3,769,466.65	1.68
14.501% to 15.000%	21	4,890,420.48	2.18
15.001% to 15.500%	6	1,493,942.51	0.66
15.501% to 16.000%	1	116,000.00	0.05
16.501% to 17.000%	1	70,000.00	0.03

Total:	893	$224,803,470.53	100.00%

Minimum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Minimum Mortgage Rates	Loans	Outstanding	Outstanding

No Minimum Rate	288	$75,633,932.56	33.64%
2.001% to 2.500%	7	2,262,816.73	1.01
2.501% to 3.000%	2	477,374.99	0.21
3.001% to 3.500%	5	1,203,120.00	0.54
3.501% to 4.000%	7	1,246,373.00	0.55
4.001% to 4.500%	2	306,050.00	0.14
4.501% to 5.000%	5	1,711,440.47	0.76
5.001% to 5.500%	19	4,519,459.66	2.01
5.501% to 6.000%	105	27,169,982.47	12.09
6.001% to 6.500%	143	37,408,508.84	16.64
6.501% to 7.000%	196	47,624,997.54	21.19
7.001% to 7.500%	67	15,067,418.29	6.70
7.501% to 8.000%	36	8,146,562.47	3.62
8.001% to 8.500%	6	1,437,042.51	0.64
8.501% to 9.000%	4	518,391.00	0.23
9.001% to 9.500%	1	70,000.00	0.03

Total:	893	$224,803,470.53	100.00%

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Next Loan Rate Adjustment Month

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Next Loan Rate Adjustment Month	Loans	Outstanding	Outstanding

December 2005	5	$1,354,215.01	0.60%
January 2006	1	212,000.00	0.09
March 2006	1	252,000.00	0.11
April 2006	1	213,873.00	0.10
May 2006	1	232,000.00	0.10
July 2006	1	248,000.00	0.11
January 2007	1	440,798.60	0.20
March 2007	1	380,000.00	0.17
April 2007	13	3,150,886.99	1.40
May 2007	63	14,963,127.77	6.66
June 2007	71	15,986,613.89	7.11
July 2007	377	96,136,230.54	42.76
August 2007	172	48,492,271.05	21.57
September 2007	3	794,000.00	0.35
October 2007	1	240,000.00	0.11
February 2008	1	236,000.00	0.10
April 2008	4	1,338,200.00	0.60
May 2008	24	5,772,795.02	2.57
June 2008	10	2,197,267.46	0.98
July 2008	26	6,401,038.15	2.85
August 2008	42	9,367,187.85	4.17
September 2008	1	320,000.00	0.14
October 2009	1	308,000.00	0.14
April 2010	2	175,240.00	0.08
May 2010	6	1,425,806.98	0.63
June 2010	19	4,110,389.47	1.83
July 2010	9	1,453,734.58	0.65
August 2010	34	7,884,194.20	3.51
June 2012	1	475,800.00	0.21
May 2015	1	241,799.97	0.11

Total:	893	$224,803,470.53	100.00%